                                                                   EXHIBIT 10.12

                          MUTUAL RISK MANAGEMENT LTD.
                         1998 LONG TERM INCENTIVE PLAN
                         -----------------------------


          SECTION 1.     Purpose; Definitions.  The purpose of the Mutual Risk
                         --------------------
Management Ltd. 1998 Long Term Incentive Plan (the "Plan") is to offer to certain employees, Associates and Directors of Mutual Risk Management Ltd. (the "Company"), a Bermuda corporation and its subsidiaries, equity interests in the Company, options to acquire equity interests in the Company, and other performance-based incentive awards, thereby attracting, retaining and motivating such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.

          For purposes of the Plan, the following initially capitalized words and phrases shall be defined as set forth below, unless the context clearly requires a different meaning:

          a.   "Affiliate" means, with respect to a person or entity, a person
                ---------
that directly or indirectly controls, or is controlled by, or is under common control with such person or entity.

          b.   "Associate" means a consultant, contractor or other provider of
                ---------
services to the Company or any of its Affiliates.

          c.   "Board" means the Board of Directors of the Company, as
                -----
constituted from time to time.

          d.   "Cause" occurs when the Participant, as determined by the Board:
                -----

               (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

               (ii)  has been convicted of a felony;

               (iii) has disclosed trade secrets or confidential information of the Company; or

               (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise.

          e.   "Change of Control" means:
                -----------------

               (i) the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the

                     Exchange Act) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

               (ii)  approval by shareholders of the Company of:

                     (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the company resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation; or

                     (B)  a complete liquidation or dissolution of the Company;

                     (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

              (iii) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

          f.   "Code" means the Internal Revenue Code of 1986, as amended from
                ----
time to time, and any successor thereto.

          g.   "Committee"shall mean the Committee appointed by the Board in
                ---------
accordance with Section 2 of the Plan, if one is appointed, in which event in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

          h.   "Director" means a member of the Board.
                --------

          i.   "Disability"shall mean a disability of an employee or a Director
                ----------
which renders such employee or Director unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity, as determined by the Board. "Disabled" shall mean having a Disability. The Board's determination of whether a Participant is Disabled shall be conclusive; provided that,
-------- ----

               (i) if a Participant is bound by the terms of an employment agreement between the Participant and the Company, whether the Participant is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and

               (ii) a Participant bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

          j.   "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          k.   "Fair Market Value" means, as of any date: (i) the closing price
                -----------------
of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The NASDAQ Stock Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (3) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The NASDAQ Stock Market, then the Fair Market Value shall be determined by the Board acting in its discretion, which determination shall be conclusive.

          l.   "Incentive Stock Option" means any Option intended to be and
                ----------------------
designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          m.   "Long-Term Performance Award" or "Long-Term Award" means an award
                ---------------------------      ---------------
made pursuant to Section 8 hereof that is payable in cash and/or Shares (including Restricted Stock, Performance Shares and Performance Units) in accordance with the terms of the grant, based on Company, business unit and/or individual performance, in each case as determined by the Committee and as set forth in the grant letter.

          n.   "Non-Employee Director" shall have the meaning set forth in Rule
                ---------------------
16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, in its sole discretion, substitute the definition of "outside director" provided in the regulations under Section 162(m) of the Code in place of the definition of Non-Employee Director contained in the Exchange Act.

          o.   "Non-Qualified Stock Option" means any Option that is not an
                --------------------------
Incentive Stock Option.

          p.   "Participant" means an employee, Director, or Associate of the
                -----------
Company or a Subsidiary to whom an award is granted pursuant to the Plan.

          q.   "Performance Share" means an award made pursuant to Section 9
                -----------------
hereof of the right to receive Shares at the end of a specified performance period.

          r.   "Performance Unit" means an award made pursuant to Section 10
                ----------------
hereof of the right to receive cash at the end of a specified performance period.

          s.   "Restricted Stock" means an award of Shares that is subject to
                ----------------
restrictions pursuant to Section 7 hereof.

          t.   "Retirement" means termination of the employment of a Participant
                ----------
with the Company, an Affiliate (including parent) or a Subsidiary other than (i) a termination effected at the direction of the Company or parent (whether or not the Company effects such termination for Cause), (ii) termination on account of Disability, or (iii) termination on account of death. With respect to a Director who is not also an employee of the Company, Retirement shall occur at such time as the individual ceases to be a Director.

          u.   "Rules" means Section 16 of the Exchange Act and the regulations
                -----
promulgated thereunder.

          v.   "SAR" means a share appreciation right granted under the Plan and
                ---
described in Section 6 hereof.

          w.   "Securities Broker" means a registered securities broker
                -----------------
acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(l) hereof.

          x.   "Share" means a share of stock of the Company, subject to
                -----
substitution or adjustment as provided in Section 3(c) hereof.

          y.   "Stock Option" or "Option" means any option to purchase Shares
                ------------      ------
(including Restricted Stock, if the Committee so determines) granted pursuant to
Section 5 hereof.

          z.   "Subsidiary" means, in respect of the Company or parent, a
                ----------
subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

          SECTION 2.  Administration.
                      --------------

          (a)  Procedure. The Plan shall be administered by the Board or a
               ---------
Committee consisting of not less than two (2) persons appointed by the Board, which shall be the Administrator. In the event the Company has a class of equity securities registered under the Exchange Act, the Board shall administer the Plan; provided that it may appoint a Committee in accordance with Section 3(b).

          (b) Committees.  If a Committee is appointed by the Board, then the
              ----------
Committee shall possess the power and authority of the Board in administering the Plan on behalf of the Board, subject to the terms and conditions as the Board may prescribe.

          Members of the Committee shall be members of the Board and shall serve for such period of time as the Board may determine. From time to time, the Board may increase the size the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, in the event the Company has a class of equity securities registered under the Exchange Act, the Committee shall be composed solely of two (2) or more Non-Employee Directors.

          (c) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan (and, in the case of the Committee, the specific duties delegated by the Board to such Committee), the Administrator shall have the authority, in its sole discretion: (i) to make Awards of Options; (ii) to determine, upon review of relevant information and in accordance with Section 5 of the Plan, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be awarded in accordance with Section 5 of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be awarded, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan;

(vi) to determine the terms and provisions of each Option awarded under the Plan, each Option Agreement and each Stock Purchase Agreement (which need not be identical with the terms of other Options, Option Agreements and Stock Purchase Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option, Option Agreement or Stock Purchase Agreement; (vii) to accelerate the vesting or exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the Award or exercise of Options; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the Award of an Option previously awarded by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the Award or exercise thereof; and
(xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          (d)  Effect of the Board's or Committee's Decision.  All decisions,
               ---------------------------------------------
determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Options and Optionees.

          (e)  Limitation of Liability.  Notwithstanding anything herein to the
               -----------------------
contrary, no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option awarded hereunder

          SECTION 3.  Shares Subject to the Plan.
                      --------------------------

  a.      Shares Subject to the Plan.  The Shares to be subject or related
          --------------------------
to awards under the Plan shall be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be the subject of awards under the Plan is 5,000,000, or such lesser amount as the Board shall determine, and the Company shall reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.

  b.      Effect of the Expiration or Termination of Awards.  If and to the
          -------------------------------------------------
extent that an award made under the Plan expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with the expired, terminated, canceled or forfeited portion of the award shall again become available for award under the Plan.

  c.      Other Adjustment.  In the event of any merger, reorganization,
          ----------------
consolidation, recapitalization, Share distribution or dividend, Share split or combination, or other change in entity structure affecting the Shares, such substitution or adjustment shall be made in the aggregate number, type and issuer of the securities reserved for issuance under the Plan, in the number and Option price of securities subject to outstanding Options granted under the Plan and in the number and price of securities subject to other awards made under the Plan, as may be determined to be appropriate by the Board in its sole discretion, provided that the number of securities subject to any award shall always be a whole number. The Board, in its sole discretion, shall make appropriate equitable anti-dilution adjustments to the number of then-outstanding SARs, and to the Fair Market Value upon which the value of such SARs is based.

  SECTION 4.  Eligibility.  Employees, Directors and Associates of the Company
              -----------
or its Subsidiaries are eligible to be granted awards under the Plan. Directors who are not employees of the Company or a Subsidiary are eligible to be granted awards under the Plan, but are not eligible to be granted Incentive Stock Options.

  SECTION 5.  Options.  Options granted under the Plan may be of two types: (i)
              -------
Incentive Stock Options or (ii) Non-Qualified Stock Options. Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Option granted under the Plan shall be in such form as the Board may from time to time approve.

  The Board shall have the authority to grant any Participant eligible under
Section 4 Incentive Stock Options, Non-Qualified Stock Options, or both types of Options (in each case with or without SARs). To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

  Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem appropriate; provided, however, that the provisions of Option awards need to be the same with respect to each Participant:

  a.   Option Price.  The exercise price per Share purchasable under a
       ------------
Non-Qualified Stock Option shall be determined by the Board. The exercise price per Share purchasable under an Incentive Stock Option shall be 100% of the Fair Market Value of the Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

  b.  Option Term.  The term of each Option shall be fixed by the Board, but
      -----------
no Option shall be exercisable more than ten years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

  c.      Exercisability.  Options shall vest and be exercisable at such time or
          --------------
times and subject to such terms and conditions as shall be determined by the Board at the time of grant. If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board shall determine, in its sole discretion.

  d.      Method of Exercise.  Subject to the exercise provisions under
          ------------------
Section 5(c) and the termination provisions set forth in Sections 5(f) through
(i), Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of unrestricted Stock based on the Fair Market Value of the Shares on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted.

  No Shares shall be issued upon exercise of an Option until full payment therefor has been made. A Participant shall not have the right to distributions or dividends or any other rights of a shareholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 14(a) hereof.

  e.      Non-transferability of Options.  Except as otherwise provided by the
          ------------------------------
Board or in any Option agreement, (i) no Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and (ii) all Options shall be exercisable during the Participant's lifetime only by the Participant or, in the event of his Disability, by his personal representative.

  f.      Termination by Reason of Death.  Subject to Section 5(j), if a
          ------------------------------
Participant's service with the Company or any Subsidiary terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or
(ii) if not specified by the Board, then one year from the date of death, or
(iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

  g.      Termination by Reason of Disability. Subject to Section 5(j), if an
          -----------------------------------
Participant's service with the Company or any Subsidiary terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the

Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then one year from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

  h.      Termination for Cause.  If the Participant's employment is terminated
          ---------------------
for Cause, any Option held by such Participant shall immediately expire.

  i.      Other Termination.  Subject to Section 5(j), if a Participant's
          -----------------
service with the Company or any Subsidiary terminates for any reason other than death or Disability, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Board may determine at or after the time of grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then ninety (90) days from the date of termination of service, or
(iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

          j.      Change of Control. In the event of a Change of Control, except
                  -----------------
to the extent otherwise specifically set forth in any Option agreement, the Board may, in its sole discretion, cause all outstanding options to immediately become fully exercisable, may immediately and fully terminate such options without any further obligation of the Company under such options whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the exercisability or other terms of such options.

          k.      Incentive Stock Option Limitations. To the extent required for
                  ----------------------------------
"incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary shall not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options shall be taken into account in the order granted.

          l.      Cashless Exercise. The Company may, in the sole discretion of
                  -----------------
the Board, cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of Shares to cover the costs and expenses associated therewith.

          SECTION 6.  Share Appreciation Rights.
                      -------------------------

          a.      Grant. SARs may be granted alone ("Stand-Alone SARs") or in
                  -----
conjunction with all or part of any Option granted under the Plan ("Tandem SARs"). In the case of a Non-Qualified Stock Option, a Tandem SAR may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, a Tandem SAR may be granted only at the time of the grant of such Option.

         b.       Exercise.
                  --------

                  (i)     Tandem SARs. A Tandem SAR or applicable portion
                          -----------
thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option or portion thereof, except that, unless otherwise determined by the Board, in its sole discretion at the time of grant, a Tandem SAR granted with respect to less than the full number of Shares covered by a related Option shall be reduced only after such related Option is exercised or otherwise terminated with respect to the number of Shares not covered by the Tandem SAR.

          A Tandem SAR may be exercised by a Participant by surrendering the applicable portion of the related Option, only at such time or times and to the extent that the Option to which such Tandem SAR relates shall be exercisable in accordance with the provisions of Section 5 and this Section 6. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem SARs have been exercised.

          Upon the exercise of a Tandem SAR, a Participant shall be entitled to receive, upon surrender to the Company of all (or a portion) of an Option in exchange for cash and/or Shares, an amount equal to the excess of (A) the Fair Market Value, as of the date such Option (or such portion thereof) is surrendered, of the Shares covered by such Option (or such portion thereof) over
(B) the aggregate exercise price of such Option (or such portion thereof).

          Upon the exercise of a Tandem SAR, the Option or part thereof to which such Tandem SAR is related, shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of Shares to be issued under the Plan, but only to the extent of the number of Shares issued under the Tandem SAR at the time of exercise based on the value of the Tandem SAR at such time.

          A Tandem SAR may be exercised only if and when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of such Option.

                  (ii)    Stand-Alone SARs. A Stand-Alone SAR may be exercised
                          ----------------
by a Participant giving notice of intent to exercise to the Company, provided that all or a portion of such Stand-Alone SAR shall have become vested and exercisable as of the date of exercise.

          Upon the exercise of a Stand-Alone SAR, a Participant shall be entitled to receive, in either cash and/or Shares, an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over (B) the Fair Market Value of the Shares covered by such

SAR (or a portion of such SAR ) as of the date such SAR (or a portion of such SAR) was granted.

          c.       Terms and Conditions. SARs shall be subject to such terms
                   --------------------
and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Board, in its sole discretion; provided, however, that the provisions of SAR awards need not be the same with respect to each Participant. Such terms and conditions include the following:

                   (i)   Non-Transferability.  No SAR shall be transferable by
                         -------------------
the Participant otherwise than by will or by the laws of descent and distribution and all SARs shall be exercisable, during the Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

                   (ii)  Term of SAR. The term of each SAR shall be fixed by the
                         -----------
Board, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option, and provided further that the term of a Stand-Alone SAR shall be ten (10) years, unless another term is specified by the Board.

                   (iii) Exercisability.  SARs shall vest and be exercisable at
                         --------------
such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option. A Participant shall not have any rights as a shareholder with respect to any SAR.

                   (iv)  Termination of Employment.  Unless otherwise specified
                         -------------------------
in the terms of an award, SARs shall be subject to the terms of Sections 5(f)-
(i) with respect to exercise upon termination of employment.

                   (v)   Change of Control.  In the event of a Change of
                         -----------------
Control, except to the extent otherwise specifically set forth in any SAR agreement, the Board may, in its sole discretion, cause all outstanding SARs to immediately become fully exercisable, may immediately and fully terminate such SARs without any further obligation of the Company under such SARs whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the exercisability or other terms of such SARs.

          SECTION 7.  Restricted Stock.
                      ----------------

          a.        Administration.  Restricted Stock may be issued either alone
                    --------------
or in addition to other awards granted under the Plan. The Board shall determine the persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of Shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

          The Board may condition the vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Board may determine, in its sole discretion, at the time of the award.

          The provisions of Restricted Stock awards need not be the same with respect to each Participant.

          b.        Awards and Certificates.  The prospective recipient of a
                    -----------------------
Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. The purchase price for Restricted Stock may be zero.

          Each Participant receiving a Restricted Stock award shall be issued a share certificate in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

          "The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the Mutual Risk Management Ltd. 1998 Long Term Incentive Plan and an Agreement entered into between the registered owner and Mutual Risk Management Ltd. Copies of such Plan and Agreement are on file in the principal offices of Mutual Risk Management Ltd. and will be made available to any Shareholder without charge upon request to the Secretary of the Company."

          The Board shall require that the share certificates evidencing Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered to the Company a share power, endorsed in blank, relating to the Shares covered by such award.

          c.        Restrictions and Conditions.  The Restricted Stock awarded
                    ---------------------------
pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                    (i) During a period set by the Board commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Board may determine, in its sole discretion.

                    (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), once the Participant has been issued a certificate or certificates for Restricted Stock, the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3 of the Plan.

                    (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a Participant's service with the Company for reasons other than death or Disability during the Restriction Period, all Restricted Stock still subject to restriction shall be forfeited by the Participant. Subject to the provisions of the Plan, the Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may waive such restrictions, in whole or in part, at any time, based on such factors as the Board shall deem appropriate in its sole discretion. Upon the death or Disability of a Participant during the Restriction Period, restrictions will lapse with respect to a percentage of the Restricted Stock award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of death or the date on which such Disability commenced (as determined by the Board in its sole discretion), and a share certificate or share certificates representing such Shares, without bearing the restrictive legend described in Section 7(b), shall be delivered by the Company to the Participant or the Participant's estate, as the case may be, in exchange for the share certificate or share certificates that contain such restrictive legend.

                    (iv) In the event of hardship or other special circumstances of a Participant whose service with the Company is involuntarily terminated (other than for Cause), the Board may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock, based on such factors as the Board may deem appropriate.

                    (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such Shares, without bearing the restrictive legend described in Section 7(b), shall be promptly delivered by the Company to the Participant, in exchange for the share certificate or share certificates that contain such restrictive legend.

                    (vi) In the event of a Change in Control, except as otherwise set forth in any Restricted Stock agreement, the Board, in its sole discretion, may cause all Restricted Stock remaining subject to forfeiture to immediately cease to be subject to forfeiture and a share certificate or shares certificates representing such Shares, without bearing the restrictive legend described in Section 7(b), shall be issued by the Company and delivered to the Participant, in exchange for the share certificate or share certificates that contain such restrictive legend. Notwithstanding the foregoing, in the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding Restricted Stock to immediately become fully terminable without any further obligation of the Company under such Restricted Stock whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the other terms of such Restricted Stock.

          SECTION 8.  Long-Term Performance Awards.
                           ----------------------------

          a.        Awards and Administration. Long-Term Performance Awards may
                    -------------------------
be awarded either alone or in addition to other awards granted under the Plan. Prior to award of a Long-Term Performance Award, the Board shall determine the nature, length and starting date of the performance period (the "performance period") for each Long-Term Performance Award. Performance periods may overlap and Participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different performance periods and/or different performance factors and criteria. Prior to award of a Long-Term Performance Award, the Board shall determine the performance objectives to be used in awarding Long-Term Performance Awards and determine the extent to which such Long-Term Performance Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Company, business unit and/or individual performance factors and criteria as the Board may deem appropriate, including, but not limited to, earnings per Share or return on equity.

          At the beginning of each performance period, the Board shall determine for each Long-Term Performance Award subject to such performance period the range of dollar values or number of Shares to be awarded to the Participant at the end of the performance period if and to the extent that the relevant measure(s) of performance for such Long-Term Performance Award is (are) met. Such dollar values or number of Shares may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Board, in its sole discretion.

          b.        Adjustment of Awards.  In the event of special or unusual
                    --------------------
events or circumstances affecting the application of one or more performance objectives to a Long-Term Performance Award, the Board may revise the performance objectives and/or underlying factors and criteria applicable to the Long-Term Performance Awards affected, to the extent deemed appropriate by the Board, in its sole discretion, to avoid unintended windfalls or hardship.

          c.        Termination of Service.  Unless otherwise provided in the
                    ----------------------
applicable award agreements, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to a payment with respect to each outstanding Long-Term Performance Award at the end of the applicable performance period:

          (i) based, to the extent relevant under the terms of the award, upon the Participant's performance for the portion of such performance period ending on the date of termination and the performance of the applicable business unit(s) for the entire performance period, and

          (ii) pro-rated, where deemed appropriate by the Board, for the portion of the performance period during which the Participant was employed by or served on the Board of the Company, all as determined by the Board, in its sole discretion.

          However, the Board may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Board deems appropriate, in its sole discretion.

          Except as otherwise determined by the Board, if a Participant terminates service with the Company during a performance period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long-Term Performance Awards subject to such performance period, unless the Board shall otherwise determine, in its sole discretion.

          In the event of a Change of Control, except as otherwise set forth in any further agreement relating to a Long-Term Performance Award, the Board may, in its sole discretion, cause all conditions applicable to the Long-Term Performance Award to immediately terminate and a share certificate or share certificates representing Shares subject to such award, or cash, as the case may be, to be issued and/or delivered to the Participant. Notwithstanding the foregoing, in the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding Long-Term Performance Awards to immediately become fully terminable without any further obligation of the Company under such Long-Term Performance Awards whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the other terms of such Long-Term Performance Awards.

          d.        Form of Payment.  The earned portion of a Long-Term
                    ---------------
Performance Award may be paid currently or on a deferred basis, together with such interest or earnings equivalent as may be determined by the Board, in its sole discretion. Payment shall be made in the form of cash or whole Shares, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant performance period, all as the Board shall determine at or after grant. If and to the extent a Long-Term Performance Award is payable in Shares and the full amount of such value is not paid in Shares, then the Shares representing the portion of the value of the Long-Term Performance Award not paid in Shares shall again become available for award under the Plan, subject to Section 3(b). A Participant whose Long-Term Performance Award is payable in Shares or Restricted Stock shall not have any rights as a shareholder until such share certificate or share certificates have been issued to such Participant, and, if requested, the Participant has given the representation described in Section 13(a) hereof. Prior to any payment, the Board shall certify that all of the performance goals or other material terms of the award have been met.

          SECTION 9.  Performance Shares.
                      ------------------

          a.        Awards and Administration.  The Board shall determine the
                    -------------------------
persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the award in addition to those set forth below.

          The Board may condition the receipt of Shares pursuant to a Performance Share award upon the attainment of specified performance goals or such other factors or criteria as the Board shall determine, in its sole discretion.

          The provisions of Performance Share awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

          b.        Terms and Conditions.  Performance Shares awarded pursuant
                    --------------------
to this Section 9 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                    (i)   Conditions.  The Board, in its sole discretion, shall
                          ----------
specify the performance period during which, and the conditions under which, the receipt of Shares covered by the Performance Share award will be deferred.

                    (ii)  Share Certificate.  At the expiration of the
                          -----------------
performance period, if the Board, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied, a share certificate or share certificates evidencing the number of Shares covered by the Performance Share award shall be issued and delivered to the Participant. A Participant shall not be deemed to be the holder of Shares, or to have the rights of a holder of Shares, with respect to the Performance Shares unless and until a share certificate or share certificates evidencing such Shares are issued to such Participant.

                    (iii) Death, Disability or Retirement.  Subject to the
                          -------------------------------
provisions of the Plan, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to receive, at the expiration of the performance period, a percentage of Performance Shares that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Board, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied. In such event, a share certificate or share certificates evidencing such Shares shall be issued and delivered to the Participant or the Participant's estate, as the case may be.

                    (iv)  Termination of Service.  Unless otherwise determined
                          ----------------------
by the Board at the time of grant, the Performance Shares will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.

                    (v)   Change of Control.  In the event of a Change in
                          -----------------
Control, except as otherwise specifically set forth in any agreement relating to Performance Shares, the Board may, in its sole discretion, cause all conditions applicable to the Performance Shares to immediately terminate and a share certificate or share certificates evidencing Shares subject to the Share award to be issued and delivered to the Participant. Notwithstanding the foregoing, in the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding Performance Shares to immediately become fully terminable without any further obligation of the Company under such Performance Shares whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the other terms of such Performance Shares.

          SECTION 10.  Performance Units.
                       -----------------

          a.        Awards and Administration.  The Board shall determine the
                    -------------------------
persons to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, a Participant's right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Performance Units, and the other terms and conditions of the award in addition to those set forth below.

          A Performance Unit shall have a dollar value, which shall be set from time to time by the Board.

          The Board may condition the vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Board shall determine, in its sole discretion.

          The provisions of Performance Unit awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

          b.        Terms and Conditions.  Performance Units awarded pursuant to
                    --------------------
this Section 10 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                    (i)   Conditions.  The Board, in its sole discretion, shall
                          ----------
specify the performance period during which, and the conditions under which, the Participant's right to Performance Units will be vested.

                    (ii)  Vesting.  At the expiration of the performance period,
                          -------
the Board, in its sole discretion, shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

                    (iii) Death, Disability or Retirement.  Subject to the
                          -------------------------------
provisions of this Plan, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or the Participant's estate) shall be entitled to receive, at the expiration of the performance period, a cash distribution equal to the value of a percentage of Performance Units that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Board, in its sole discretion, determines that the conditions specified in the Performance Unit agreement have been satisfied, and payment thereof shall be made to the Participant or the Participant's estate, as the case may be.

                    (iv)  Termination of Service.  Unless otherwise determined
                          ----------------------
by the Board at the time of grant, the Performance Units will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.

                    (v)   Change of Control.  In the event of a Change in
                          -----------------
Control, except as otherwise set forth in any agreement relating to Performance Units, the Board, may, in its sole discretion, cause all conditions applicable to the Performance Units to immediately terminate and cash representing the full amount of such award to be paid to the Participant. Notwithstanding the foregoing, in the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding Performance Units to immediately become fully terminable without any further obligation of the Company under such Performance Units whatsoever, or may take any other or further action or combination of actions as it may determine with respect to the other terms of such Performance Units.

          SECTION 11.  Employee Stock Purchase Plan.  The Mutual Risk Management
                       ----------------------------
Ltd. Employee Stock Purchase Plan (the "ESPP") as attached hereto at Appendix I may be adopted and made effective by the Company, and shall be made a part of this Plan at the time of its adoption. The ESPP shall be administered in accordance with the terms of this Plan to the extent consistent with the terms of the ESPP.

          SECTION 12.  Amendments and Termination.  The Board may amend, alter
                       --------------------------
or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant with respect to an Option, SAR, Restricted Stock, Long-Term Performance Award, Performance Share or Performance Unit which has been granted under the Plan, without the Participant's consent, or which, without the approval of such amendment within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), would:

          a. except as expressly provided in the Plan, increase the total number of Shares reserved for the purposes of the Plan;

          b. change the persons or class of persons eligible to participate in the Plan; or

          c.   extend the maximum Option term under Section 5(b) of the Plan.

          The Board may substitute new Options for previously granted Options, including previously granted Options having higher exercise prices.

          Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

          SECTION 13.  Unfunded Status of Plan.  The Plan is intended to
                       -----------------------
constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to awards hereunder.

          SECTION 14.  General Provisions.
                       ------------------

          a. The Board may require each person acquiring Shares or a Share-based award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares or Share-based award for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate to ensure compliance with applicable Federal and state securities laws. The certificate evidencing such award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

          All certificates for Shares or other securities delivered under the Plan shall be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable Federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          b. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          c. The adoption of the Plan shall not confer upon any employee of the Company or a Subsidiary any right to continued employment with the Company or such Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate the employment of any of its employees at any time.

          d. No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment, of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          e. At the time of grant of an award under the Plan, the Board may provide that the Shares received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any Shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Shares, subject to such other terms and conditions as the Board may specify at the time of grant.

          f. The reinvestment of distributions or dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any distribution or dividend payment shall only be permissible if sufficient Shares are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Options and other Plan awards).

          g. The Board shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

          h. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          SECTION 15.  Effective Date of Plan.  This Plan shall become effective
                       ----------------------
December 1, 1998; provided, however, that it shall not be an Incentive Stock
                  --------  -------
Option Plan if it is not approved, within one year (365 days) following its effective date, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of Company's outstanding voting shares is present, either in person or by proxy. The Board may make awards hereunder prior to approval of the Plan; provided, however, that any and
                                                --------  -------
all Incentive Stock Options so awarded automatically shall be converted into Non-Qualified Stock Options if the Plan is not approved by shareholders within 365 days of its adoption.

          SECTION 16.  Term of Plan.  No Option, SAR, Restricted Stock, Long-
                       ------------
Term Performance Award, Performance Share or Performance Unit shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the date of shareholder approval of the Plan, but awards granted prior to such tenth (10th) anniversary may extend beyond that date.

                           MUTUAL RISK MANAGEMENT LTD.
                          1998 LONG TERM INCENTIVE PLAN

                                     APPENDIX I
                                     ----------

                          MUTUAL RISK MANAGEMENT LTD
                         EMPLOYEE STOCK PURCHASE PLAN

1.   PURPOSE.
     -------

          The Mutual Risk Management Ltd. Employee Stock Purchase Plan (the "Plan") is intended to encourage and facilitate the purchase of Shares of the Common Stock of Mutual Risk Management Ltd. (the "Company"), by employees of the Company and any Participating Companies, thereby providing employees with a personal stake in the Company and a long range inducement to remain in the employ of the Company and Participating Companies. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

2.   DEFINITIONS.
     -----------

     (a)  "Account" means a bookkeeping account established by the Committee on
           -------
behalf of a Participant to hold Payroll Deductions.

     (b) "Approved Leave of Absence" means a leave of absence that has been
          -------------------------
approved by the applicable Participating Company in such a manner as the Board may determine from time to time.

     (c) "Board" means the Board of Directors of the Company.
          -----

     (d)  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     (e)  "Committee" means the Committee appointed pursuant to section 14 of
           ---------
the Plan.

     (f) "Company" means Mutual Risk Management Ltd.
          -------

     (g)  "Compensation" means an Employee's cash compensation payable for
           ------------
services to a Participating Company.

     (h)  "Election Form" means the form acceptable to the Committee which an
           -------------
Employee shall use to make an election to purchase Shares through Payroll Deductions pursuant to the Plan.

     (i)  "Eligible Employee" means an Employee who meets the requirements for
           -----------------
eligibility under section 3 of the Plan.

     (j) "Employee" means a person who is an employee of a Participating
          --------
Company.

     (k)  "Fair Market Value" means the closing price per Share on the principal
           -----------------
national securities exchange on which the shares are listed or admitted to trading or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not listed or traded on any such exchange or system, the fair market value as reasonably determined by the Board, which determination shall be conclusive.

     (l) "Five Percent Owner" means an Employee who, with respect to a
          ------------------
Participating Company, is described in section 423(b) of the Code.

     (m)  "Offering" means an offering of Shares to Eligible Employees pursuant
           --------
to the Plan.

     (n)  "Offering Commencement Date" means the first day of each January 1,
           --------------------------
April 1, July 1 and October 1 beginning on or after adoption of the Plan by the Board, until the Plan Termination Date, provided that the first Offering Commencement Date may be delayed until the first day of the second month after adoption of the Plan, if necessary to permit Participants to make elections in accordance with section 3(e) of the Plan.

     (o) "Offering Period" means the period extending from an Offering
          ---------------
Commencement Date through the following Offering Termination Date.

     (p) "Offering Termination Date" means the last day of each March, June,
          -------------------------
September and December following an Offering Commencement Date.

     (q) "Option Price" means the 85% of the average Fair Market Value per Share
          ------------
over the last ten (10) trading days of the Offering Period; provided, however, the Option Price shall not be less than 85% of the lesser of: (1) the Fair
                                                   ------
Market Value per Share on the Offering Commencement Date, or if such date is not a trading day, then on the next trading day thereafter or (2) the Fair Market Value per Share on the Offering Termination Date, or if such date is not a trading day, then on the next trading day thereafter.

     (r)  "Participant" means an Employee who meets the requirements for
           -----------
eligibility under section 3 of the Plan and who has timely delivered an Election Form to the Committee.

     (s) "Participating Company" means, as provided in Schedule A, the Company
          ---------------------
and subsidiaries of the Company, within the meaning of section 424(f) of the Code, if any, that are approved by the Board from time to time and whose employees are designated as Employees by the Board.

     (t) "Payroll Deductions" means amounts withheld from a Participant's
          ------------------
Compensation pursuant to the Plan, as described in section 5 of the Plan.

     (u)  "Plan" means Mutual Risk Management Ltd. Employee Stock Purchase Plan,
           ----
as set forth in this document, and as may be amended from time to time.

     (v) "Plan Termination Date" means the earlier of:
          ---------------------

          (1) The Offering Termination Date for the Offering in which the maximum number of Shares specified in section 5 of the Plan have been issued pursuant to the Plan; or

          (2) The date as of which the Board chooses to terminate the Plan as provided in section 15 of the Plan.

     (w)  "Shares" means shares of Common Stock of the Company.
           ------

     (x)  "Successor-in-Interest" means the Participant's executor or
           ---------------------
administrator, or such other person or entity to whom the Participant's rights under the Plan shall have passed by will or the laws of descent and distribution.

     (y) "Termination Form" means the form acceptable to the Committee which an
          ----------------
Employee shall use to withdraw from an Offering pursuant to section 8 of the Plan.

3.   ELIGIBILITY AND PARTICIPATION.
     -----------------------------

     (a)  Initial Eligibility.  Except as provided in section 3(b) of the Plan,
          -------------------
each Employee shall be eligible to participate in the Plan.

     (b)  Ineligibility.  An Employee shall not be eligible to participate in
          -------------
the Plan if such Employee:

          (1)  Is a Five Percent Owner;

          (2)  Is a temporary Employee;

          (3) Has been employed by a Participating Company on a full-time basis for less than a 6-consecutive-month period ending on the last day of the month immediately preceding the effective date of an election to purchase Shares pursuant to the Plan;

          (4) Has not customarily worked more than 20 hours per week during a 24-consecutive-month period ending on the last day of the month immediately preceding the effective date of an election to purchase Shares pursuant to the Plan; or

          (5)  Is restricted from participating under section 3(d) of the Plan.

     (c)  Leave of Absence.  For purposes of participation in the Plan, an
          ----------------
Employee on an Approved Leave of Absence shall be deemed to be an Employee for the first 90 days of such Approved Leave of Absence and such Employee's employment shall be deemed to have terminated for purposes of participation under the Plan at the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-temporary employment before the close of business on such 90th day. Termination by the Participating Company of an Employee's Approved Leave of Absence, other than termination or return to non-temporary employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and the right to exercise any option. An Approved Leave of Absence shall be considered active employment for purposes of sections 3(b)(3) and 3(b)(4) of the Plan.

     (d) Restrictions on Participation.  Notwithstanding any provisions of the
         -----------------------------
Plan to the contrary, no Employee shall be granted an option to participate in the Plan if:

          (1) Immediately after the grant, such Employee would be a Five Percent Owner; or

          (2) Such option would permit such Employee's rights to purchase stock under all employee stock purchase plans of the Participating Companies which meet the requirements of section 423(b) of the Code to accrue at a rate which exceeds $25,000 in fair market value (as determined pursuant to section 423(b)(8) of the Code) for each calendar year in which such option is outstanding.

     (e)  Commencement of Participation.    An Employee who meets the
          -----------------------------
eligibility requirements of sections 3(a) and 3(b) of the Plan and whose participation is not restricted under section 3(d) of the Plan shall become a Participant by completing an Election Form and filing it with the Committee on or before the 15th day of month immediately preceding the Offering Commencement Date for the first Offering to which such Election Form applies. Payroll Deductions for a Participant shall commence on the applicable Offering Commencement Date when his or her authorization for Payroll Deductions becomes effective, and shall end on the Plan Termination Date, unless sooner terminated by the Participant pursuant to section 8 of the Plan.

4.   SHARES PER OFFERING.
     -------------------

     The Plan shall be implemented by a series of Offerings that shall terminate on the Plan Termination Date. Offerings shall be made with respect to Compensation payable for each calendar month of the Company's fiscal year for the period commencing with the first day of the month first occurring on or after adoption of the Plan by the Board and ending with the Plan Termination Date. Shares available for any Offering shall be the difference between the maximum number of Shares that may be issued under the Plan, as determined pursuant to section 10(a) of the Plan, for all of the Offerings, less the actual number of Shares purchased by Participants pursuant to prior Offerings. If the total number of Shares for which options are exercised on any Offering Termination Date exceeds the maximum number of Shares available, the Committee shall make a pro rata allocation of Shares available for delivery and distribution in as nearly a uniform manner as practicable, and as it shall determine to be fair and equitable, and the unapplied Account balances shall be returned to Participants as soon as practicable following the Offering Termination Date.

5.   PAYROLL DEDUCTIONS.
     ------------------

     (a)  Amount of Payroll Deductions.  An Eligible Employee who wishes to
          ----------------------------
participate in the Plan shall file an Election Form with the Committee at least 15 days before the Offering Commencement Date for the first Offering for which such Election Form is effective on which he or she may elect to have Payroll Deductions of such amounts designated by the Committee on the Election Form from time to time made from his or her Compensation on each regular payday during the time he or she is a Participant in the Plan, provided that the rules established by the Committee shall be consistent with section 423(b)(5) of the Code.

     (b) Participants' Accounts.  All Payroll Deductions with respect to a
         ----------------------
Participant pursuant to section 5(a) of the Plan shall be credited to the Participant's Account under the Plan.

     (c) Changes in Payroll Deductions.  A Participant may discontinue his
         -----------------------------
participation in the Plan as provided in section 8(a) of the Plan, but no other change can be made during an Offering, including, but not limited to, changes in the amount of Payroll Deductions for such Offering. A Participant may change the amount of Payroll Deductions for subsequent Offerings by giving written notice of such change to the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the Offering for which such change is effective.

     (d) Leave of Absence.  A Participant who goes on an Approved Leave of
         ----------------
Absence before the Offering Termination Date after having filed an Election Form with respect to such Offering may:

          (1)  Withdraw the balance credited to his or her Account pursuant to section 8(b) of the Plan;

          (2) Discontinue contributions to the Plan but remain a Participant in the Plan through the Offering Termination Date;

          (3) Remain a Participant in the Plan during such Approved Leave of Absence through the Offering Termination Date and continue the authorization for the Participating Company to make Payroll Deductions for each payroll period out of continuing payments to such Participant, if any.

6.   GRANTING OF OPTIONS.
     -------------------

     On each Offering Termination Date, each Participant shall be deemed to have been granted an option to purchase a minimum of one (1) Share and a maximum number of Shares that shall be a number of whole Shares equal to the quotient obtained by dividing the balance credited to the Participant's Account as of the Offering Termination Date, by the Option Price.

7.   EXERCISE OF OPTIONS.
     -------------------

     (a)  Automatic Exercise.  With respect to each Offering, a Participant's
          ------------------
option for the purchase of Shares granted pursuant to section 6 of the Plan shall be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering.

     (b) Fractional Shares and Minimum Number of Shares.  Fractional Shares
         ----------------------------------------------
shall not be issued under the Plan. Amounts credited to an Account remaining after the application of such Account to the exercise of options for a minimum of one (1) full Share shall be credited to the Participant's Account for the next succeeding Offering, or, at the Participant's election, returned to the Participant as soon as practicable following the Offering Termination Date, without interest.

     (c) Transferability of Option.  No option granted to a Participant pursuant
         -------------------------
to the Plan shall be transferable other than by will or by the laws of descent and distribution, and no such option shall be exercisable during the Participant's lifetime other than by the Participant.

     (d) Certificates for Shares.  The Company shall hold the Shares acquired on
         -----------------------
the exercise of options during an Offering Period as a credit to the Participant's Account. However, upon a request by the Participant the Company shall deliver the Share certificates to the Participant as soon as practicable following the Offering Termination Date.

     (e) Dividends Paid on Shares held in Participant's Account.   Dividends
         ------------------------------------------------------
paid, if any, on a Participant's Shares that are held by the Company shall be credited to the Participant's Account and shall be accumulated and applied toward the Participant's exercise of options during the next Offering Period, or, at the Participant's election, returned to the Participant as soon as administratively practicable.

8.   WITHDRAWALS.
     -----------

     (a)  Withdrawal of Account.  A Participant may elect to withdraw the
          ---------------------
balance credited to the Participant's Account by providing a Termination Form to the Committee at any time before the Offering Termination Date applicable to any Offering.

     (b) Amount of Withdrawal.  A Participant may withdraw all, but not less
         --------------------
than all, of the amounts credited to the Participant's Account by giving a Termination Form to the

Committee. All amounts credited to such Participant's Account shall be paid as soon as practicable following the Committee's receipt of the Participant's Termination Form, and no further Payroll Deductions will be made with respect to the Participant.

     (c) Effect of Withdrawal on Subsequent Participation.  A Participant who
         ------------------------------------------------
elects to withdraw from an Offering pursuant to section 8(a) of the Plan shall be deemed to have elected not to participate in each of the four succeeding Offerings following the date on which the Participant gives a Termination Form to the Committee.

     (d) Termination of Employment. Upon termination of a Participant's
         -------------------------
employment for any reason other than death, including termination due to disability or continuation of a leave of absence beyond 90 days, all amounts credited to such Participant's Account shall be returned to the Participant. In the event of a Participant's (1) termination of employment due to death or (2) death after termination of employment but before the Participant's Account has been returned, all amounts credited to such Participant's Account shall be returned to the Participant's Successor-in-Interest.

     (e)  Leave of Absence.  A Participant who is on an Approved Leave of
          ----------------
Absence shall, subject to the Participant's election pursuant to section 5(d) of the Plan, continue to be a Participant in the Plan until the end of the first Offering ending after commencement of such Approved Leave of Absence. A Participant who has been on an Approved Leave of Absence for more than 90 days shall not be eligible to participate in any Offering that begins on or after the commencement of such Approved Leave of Absence so long as such leave of absence continues.

9.   INTEREST.
     --------

     No interest shall be paid or allowed with respect to amounts paid into the Plan or credited to any Participant's Account.

10.  SHARES.
     ------

     (a) Maximum Number of Shares.  No more than 500,000 Shares may be issued
         ------------------------
under the Plan. Such Shares may be unissued shares or treasury shares of the Company. The number of Shares available for any Offering and all Offerings shall be adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. All Shares issued pursuant to the Plan shall be validly issued, fully paid and nonassessable.

     (b) Participant's Interest in Shares.  A Participant shall have no interest
         --------------------------------
in Shares subject to an option until such option has been exercised.

     (c) Registration of Shares.  Shares to be delivered to a Participant under
         ----------------------
the Plan shall be registered in the name of the Participant.

     (d) Restrictions on Exercise.  The Board may, in its discretion, require as
         ------------------------
conditions to the exercise of any option such conditions as it may deem necessary to assure that the exercise of options is in compliance with applicable securities laws.

11.  EXPENSES.
     --------

     The Participating Companies shall pay all fees and expenses incurred (excluding individual Federal, state, local or other taxes) in connection with the Plan. No charge or deduction for any such expenses will be made to a Participant upon the termination of his or her participation under the Plan or upon the distribution of certificates representing Shares purchased with his or her contributions.

12.  TAXES.
     -----

     The Participating Companies shall have the right to withhold from each Participant's Compensation an amount equal to all Federal, state, city or other taxes as the Participating Companies shall determine are required to be withheld by them. In connection with such withholding, the Participating Companies may make any such arrangements as are consistent with the Plan as it may deem appropriate, including the right to withhold from Compensation paid to a Participant other than in connection with the Plan.

13.  PLAN AND CONTRIBUTIONS NOT TO AFFECT EMPLOYMENT.
     -----------------------------------------------

     The Plan shall not confer upon any Eligible Employee any right to continue in the employ of the Participating Companies.

14.  ADMINISTRATION.
     --------------

     The Plan shall be administered by the Board, which may delegate responsibility for such administration to a committee of the Board (the "Committee"). If the Board fails to appoint the Committee, any references in the Plan to the Committee shall be treated as references to the Board. The Board, or the Committee, shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan, with or without the advice of counsel. The determinations of the Board or the Committee on the matters referred to in this paragraph shall be conclusive and binding upon all persons in interest.

15.  AMENDMENT AND TERMINATION.
     -------------------------

     The Board may terminate the Plan at any time and may amend the Plan from time to time in any respect; provided, however, that upon any termination of the Plan, all Shares or Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan shall be distributed to the Participants, provided further, that no amendment to the Plan shall affect the right of a Participant to receive his or her proportionate interest in the Shares or his or her Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan, and provided further that the Company may seek shareholder approval of an amendment to the Plan if such approval is determined to be required by or advisable under the regulations of the Securities or Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Shares are listed or other applicable law or regulation.

16.  EFFECTIVE DATE.
     --------------

     The Plan shall be effective on the date it is adopted by the Board, subject to approval by the Company's shareholders within one year of the adoption of the Plan by the Board. Any option granted before the approval of the Plan by the Company's shareholders shall be expressly conditioned upon such approval, and no Share certificates shall be issued until such approval. If shareholder approval is not received within 12 months before or after the date of the initial adoption of the Plan by the Board, no Share certificates shall be issued with respect to any automatic exercises which may have occurred pursuant to section 7 of the Plan, and all amounts credited to Participants' Accounts with respect to such Shares shall be returned to Participants as soon as administratively practicable.

17.  GOVERNMENT AND OTHER REGULATIONS.
     --------------------------------

     (a) In General. The purchase of Shares under the Plan shall be subject to
         ----------
all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

     (b) Securities Law.  The Committee shall have the power to make each grant
         --------------
under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

18.  NON-ALIENATION.
     --------------

     No Participant shall be permitted to assign, alienate, sell, transfer, pledge or otherwise encumber his interest under the Plan prior to the distribution to him of Share certificates. Any attempt at assignment, alienation, sale, transfer, pledge or other encumbrance shall be void and of no effect.

19.  NOTICES.
     -------

     Any notice required or permitted hereunder shall be sufficiently given only if delivered personally, telecopied, or sent by first class mail, postage prepaid, and addressed:

     If to the Company:
     -----------------

     Secretary
     Mutual Risk Management Ltd.
     44 Church Street
     Hamilton HM HX Bermuda


     Or  any other address provided pursuant to written notice.

     If to the Participant:
     ---------------------

     At the address on file with the Company from time to time, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

20.  SUCCESSORS.
     ----------

     The Plan shall be binding upon and inure to the benefit of any successor, successors or assigns of the Company.

21.  SEVERABILITY.
     ------------

     If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

22.  ACCEPTANCE.
     ----------

     The election by any Eligible Employee to participate in this Plan constitutes his or her acceptance of the terms of the Plan and his or her agreement to be bound hereby.

23.  APPLICABLE LAW.
     --------------

     This Plan shall be construed in accordance with the laws of the Bermuda.

                                   SCHEDULE A

                            PARTICIPATING COMPANIES
                            -----------------------

          All wholly owned subsidiaries of Mutual Risk Management Ltd.